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                                                                    EXHIBIT 10.6

CONTRACT OF EMPLOYMENT


The following contract of employment has this day been concluded between Industri-Matematik AB (IM) and Lars-Goran Peterson (LGP), birth registration number 450708-5431:


1. Scope and undertakings
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1.1 IM shall employ LGP in the function as business area manager with effect from 1 May 1992 until further notice. This function may be changed in the future.

1.2 LGP shall devote all his work power to IM and undertakes during the period of employment not to assume other employment or commission outside IM or in general to operate other financial activity without obtaining IM's written consent beforehand.


2. Salary
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2.1 The fixed salary amounts to SEK 34,000 per month. The stated salary applies until further notice and shall be adjusted annually according to an agreement. Special compensation for overtime work shall not be payable.


3. Other benefits
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3.1 IM shall as soon as possible place at LGP's disposal a company car in accordance with IM's company car policy.

3.2 In the event of illness, LGP is entitled to compensation from IM in accordance with the norms which apply for salaried employees in IM.

3.3 Holidays shall amount to 32 working days per holiday year.

3.4 For business trips, LGP shall receive travel expenses in accordance with valid provisions for IM.


4. Pension
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4.1 The company shall take out pension insurance on LGP's account. The annual premium shall as a maximum amount to a sum corresponding to the ITP plan for salaried employees.


5. Secrecy and ban on competition
- ---------------------------------

5.1 LGP undertakes, during the period of employment and after the cessation of the period of employment, to observe professional secrecy with regard to IM's activity and financial conditions. When the period of employment ceases, LGP shall immediately hand over to IM all documentation and personal notes belonging to IM or concerning IM's business activity which LGP has in his possession.

5.2 LGP undertakes during the period of employment, and for twelve months after the employment has ceased, not to carry out work or directly or indirectly to operate such activity as competes with IM's activity.


6. Termination
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6.1 On termination of the employment a mutual termination period of twelve months shall apply.
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6.2 On termination from the other party's side, LGP, if IM so requires, is liable to leave his post immediately. If LGP does not need to be at IM's disposal during the termination period, LGP is entitled, with the exception of what is stated in 6.3, to receive throughout the termination period a salary and other benefits to the extent which was payable when termination occurred.

6.3 If LGP grossly neglects his duties according to this agreement, IM shall be entitled, without observing the termination period, to end the employment immediately.


If a dispute concerning this agreement's origin, interpretation or application should arise, the dispute shall be decided in accordance with valid Swedish law at a Swedish court.

This contract of employment has been drawn up in two copies of which the parties have each taken their own.



                    Stockholm, 07-09-1992



INDUSTRI-MATEMATIK AB


[Signature]                   [Signature]

Martin Leimdorfer             Lars-Goran Peterson


I certify that the preceding is a fair and accurate English translation of the original document.


/s/ Lars-Goran Peterson
    -------------------
Lars-Goran Peterson
Vice President, Chief Financial Officer and Secretary
Industri-Matematik International Corp.
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INDUSTRI-MATEMATIK



AGREEMENT

The following agreement has been concluded between Industri-Matematik International (IMI) and Lars-Goran Peterson (LGPE), civil registration number 450708-5431:


1.   From 01-01-1996 inc. a basic salary shall amount to SEK 57,500 per month.

2.   Pensionable pay shall amount to SEK 701,500 per annum from 01-01-1996 inc.

3. Pension premiums shall be cost-neutral with regard to the SPP/ITP plan for salaried employees.

4. Lars-Goran Peterson has a right within the framework of the ITP plan to discuss an alternative pension solution with the company's insurance broker.



INDUSTRI-MATEMATIK INTERNATIONAL

[Signature]                       [Hand-written] 18-04-96

Stig Durlow                                      Date



The agreement according to the above is approved:

/s/Lars-Goran Peterson            [Hand-written] 18-04-96

Lars-Goran Peterson                              Date